UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2003

SUPERIOR ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20310	75-2379388
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1105 Peters Road, Harvey, Louisiana		70058
(Address of principal executive offices)		(Zip Code)

(504) 362-4321
(Registrant's telephone number, including area code)

Item 5.	Other Events.

            On May 6, 2003, Superior Energy Services, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.	Financial Statements and Exhibits.

(a)	Exhibits.

	99	Press release issued by Superior Energy Services, Inc. on May 6, 2003, announcing that it has established a wholly owned subsidiary, SPN Resources, LLC.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

	By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

Dated: May 6, 2003